                                                                      EXHIBIT 23









                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS







As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement (File No. 333-25537).



                                                        /s/ ARTHUR ANDERSEN LLP


San Antonio, Texas
March 26, 1999